Exhibit 4(c)

BALTIMORE GAS AND ELECTRIC COMPANY

TO

BANKERS TRUST COMPANY, Trustee

SUPPLEMENTAL INDENTURE

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THIS SUPPLEMENTAL INDENTURE, made June 26, 2000, effective as of July 1, 2000, by and among BALTIMORE GAS AND ELECTRIC COMPANY (name changed from CONSOLIDATED GAS ELECTRIC LIGHT AND POWER COMPANY OF BALTIMORE on April 4, 1955), a corporation duly created and organized under the law of the State of Maryland, hereinafter called “BGE”, CONSTELLATION POWER SOURCE GENERATION, INC., a corporation duly created and organized under the laws of the State of Maryland, hereinafter called “Generation”, and BANKERS TRUST COMPANY, a corporation duly created and organized under the law of the State of New York, having its principal office and place of business at Four Albany Street, Borough of Manhattan, The City of New York, hereinafter called the “Trustee.”

WHEREAS, BGE heretofore duly executed, acknowledged and delivered to the Trustee (a) an indenture of mortgage or deed of trust dated February 1, 1919 (which instrument, as amended, restated and/or supplemented by seventy-four supplemental indentures and this supplemental indenture, is hereinafter called the “Indenture”), which has been duly recorded in the various Maryland and Pennsylvania counties in which BGE owns real property and (b) seventy-four supplemental indentures which have been duly recorded, as necessary, in the various Maryland counties in which BGE owns real property (with respect to personal property and fixtures located in Maryland now owned or hereafter acquired by BGE, the lien of the Indenture has been perfected as a security interest under the Maryland Uniform Commercial Code, by recording and indexing a financing statement in the office of the Maryland State Department of Assessments and Taxation); and certain of the aforesaid supplemental indentures have been duly recorded, as necessary, in the various Pennsylvania counties in which BGE owns real property (with respect to personal property and fixtures located in Pennsylvania, now owned or hereafter acquired by BGE, the lien of the Indenture has been perfected as a security interest under the Pennsylvania Uniform Commercial Code by filing a financing statement in the office of the Secretary of the Commonwealth of the Commonwealth of Pennsylvania); and

WHEREAS, By the Indenture it is among other things provided, in Section 9 of Article III thereof, that from time to time BGE, when authorized by a resolution of its Board of Directors, and the Trustee, may, subject to the provisions of the Indenture, execute, acknowledge and deliver indentures supplemental thereto, which thereafter shall form a part thereof, for the purpose (among others) of conveying, assuring or confirming to, or vesting in, the Trustee additional property now owned or hereafter acquired pursuant to Section 7 of Article I or Section 2 of Article III of the Indenture, adding to the covenants of BGE in the Indenture for the protection of the holders of the Securities, making provisions for the redemption before maturity of any bonds thereafter to be issued thereunder, or making such provision, not inconsistent with the Indenture, as may be necessary or desirable with respect to matters or questions arising thereunder; and

WHEREAS, BGE has determined, that in light of the deregulation of its generation assets pursuant to Maryland law and an order issued by the Maryland Public Service Commission, to transfer to Generation all of its right, title and interest in its fossil generation assets and the assets and properties of BGE used or held for use principally in

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connection with the operation of its fossil generation assets as the same shall exist as of the date of this supplemental indenture, subject to the lien currently existing on such assets as evidenced by this Indenture, and BGE, Generation and the Trustee are willing so to execute, acknowledge and deliver this supplemental indenture for the purposes aforesaid; and

WHEREAS, No actual consideration is payable with respect to this supplemental indenture and the amount of debt allowed to be issued under the Indenture is not increased by this supplemental indenture; and

WHEREAS, Except as set forth herein, this supplemental indenture is not intended to and will not supersede or replace or satisfy or in any manner affect the liens or security interests previously granted and conveyed to the Trustee by the Indenture; and this supplemental indenture shall have no effect on the priority of the liens or security interests that the Indenture places on the property of BGE; and

WHEREAS, Pursuant to a written consent executed by all of the Directors of BGE as provided by law dated April 24, 2000, this supplemental indenture was authorized to be executed, acknowledged and delivered on behalf of BGE.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That, in order to secure the payment of the principal of and interest on all such bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and to secure the performance of all the covenants and conditions contained in the Indenture, as supplemented by this supplemental indenture, and to declare the terms and conditions upon which said bonds are issued, or to be issued, and secured under the Indenture, BGE, for adequate consideration, the receipt whereof is hereby acknowledged, has executed and delivered these presents and hereby ratifies, approves and confirms the Indenture in all respects as fully as if all the terms, provisions, covenants and conditions thereof were herein again set forth at length, as supplemented hereby, and has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and granted a security interest therein, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm, and grant a security interest therein unto Bankers Trust Company, and unto its successors and assigns forever, all and singular the premises, property and franchises of BGE other than as excepted in the Indenture, now owned or hereafter acquired in Maryland or Pennsylvania.

TOGETHER with all the rights, privileges and appurtenances to any of said premises, property and franchises belonging or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues, income and profits thereof, and all the estate, right, title and interest which BGE now has or may hereafter acquire therein or thereto or in or to any part thereof.

TO HAVE AND TO HOLD, All and singular the said premises, property and franchises, appurtenances, rents, issues, income and profits hereby conveyed, transferred,

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assigned and confirmed, or intended so to be, unto the Trustee, its successors and assigns, forever.

IN TRUST, NEVERTHELESS, For the equal and proportionate benefit and security of all holders of the bonds and interest obligations issued or to be issued under the Indenture, and for the enforcement of the payment of said bonds and interest obligations when payable and the performance of and compliance with the covenants and conditions of the Indenture as supplemented by this supplemental indenture, without preference, priority or distinction, as to lien or otherwise of any series of bonds over any other series of bonds, or of any one bond over any other bonds, by reason of priority in the issue or negotiation thereof or otherwise, so that each and every bond issued or to be issued under the Indenture or secured thereby shall have the same right, lien and privilege under the Indenture as supplemented by this supplemental indenture, and so that the principal and interest of every such bond, subject to the terms of the Indenture as so supplemented, be equally and proportionately secured thereby as if all had been duly made, executed, delivered, sold and negotiated simultaneously with the execution and delivery of the Indenture, it being intended that the lien and security of the Indenture shall take effect from the date of the execution and delivery thereof without regard to the time of such actual issue, sale or disposition of said bonds, and as though upon said date all of said bonds had been actually issued, sold and delivered to, and were in the hands of, holders thereof for value.

AND IT IS HEREBY FURTHER COVENANTED AND DECLARED, That all such bonds are issued and certified and delivered, or to be issued and certified and delivered, and the mortgaged premises and property are to be held by the Trustee, subject to the further covenants, conditions, uses and trusts in the Indenture, as supplemented by this supplemental indenture, set forth, and it is agreed and covenanted by BGE and Generation with the Trustee and the respective holders from time to time of bonds issued under the Indenture as follows:

1.             Pursuant to that certain Agreement Regarding Transfer of Fossil Assets effective July 1, 2000, between BGE and Generation (the “Transfer Agreement”), BGE has transferred and delivered to Generation all of its right, title and interest in its fossil generation assets and its assets and properties used or held for use principally in connection with the operation of its fossil generation assets as the same existed at the time of transfer and as more particularly described in the Transfer Agreement (the “Acquired Assets”). Pursuant to the Transfer Agreement, Generation has acknowledged and agreed that the Acquired Assets transferred to it are subject to the lien of the Indenture and has agreed to be bound to all of the provisions of the Indenture applicable to it as owner of the Acquired Assets.

2.             In addition to the lien of the Indenture attaching to the Acquired Assets, in accordance with the Transfer Agreement, it also will attach to any Repairs to, or Replacements of, the Acquired Assets. “Repairs” means repairs to the Acquired Assets necessary to keep them operational in the same manner as they were at the time of transfer and that cannot be removed or severed from an Acquired Asset without rendering

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such asset unfit for the purpose it was used for at the time of transfer. “Replacement” means an actual replacement of an Acquired Asset.

3.             Generation hereby grants a security interest in the Acquired Assets and any Repairs and Replacements thereto, to the Trustee.

4.             The Trustee acknowledges and agrees that the lien of the Indenture only attaches to the Acquired Assets transferred to Generation pursuant to the Transfer Agreement, and any Repairs or Replacements thereto. Notwithstanding any other provisions in the Indenture that may be to the contrary, the lien of the Indenture does not, and will not, attach to any other property, franchises or rights, real, personal or intangible of Generation including, but not limited to, any improvements, additions, or new construction upon the land that do not constitute Repairs or Replacements (the “Unsecured Property”), and the Trustee hereby releases from the lien of the Indenture any such Unsecured Property.

5.             The recitals of fact contained herein shall be taken as the statements of BGE and Generation and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations to the value of the mortgaged property or any part thereof, or as to the title of BGE and Generation thereto, or as to the value or validity of the security afforded thereby and by the Indenture, or as to the value or validity of any securities at any time held under the Indenture, or as to the validity of this supplemental indenture or the Indenture or of the Bonds issued thereunder, and the Trustee shall incur no responsibility, except as otherwise provided in the Indenture, in respect of such matters.

6.             If and to the extent that any provision of this supplemental indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included therein by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control; provided, however, that nothing in this supplemental indenture contained shall be so construed as to relieve BGE or the Trustee of any duty or obligation which it would otherwise have to any holder of any Bond heretofore issued under the Indenture, or so construed as to grant to the Trustee any rights as against any holder of Bonds heretofore issued under the Indenture not granted under said Indenture, and no provision in this supplemental indenture contained shall impair any of the rights of any holder of any Bond heretofore issued under the Indenture.

7.             All of the provisions of this supplemental indenture shall become effective July 1, 2000. This supplemental indenture and all the provisions hereof shall form a part of the Indenture and all references or mention in the Indenture to the Indenture or to any of the terms, provisions, covenants, conditions, uses or trusts thereof or the recitals or statements therein or to the recording, filing or refiling thereof, shall be applicable to the terms, provisions, covenants, conditions, uses and trusts of, and the recitals and statements in, this supplemental indenture and the Indenture as hereby amended and restated, and to the recording, filing and refiling thereof, as fully and with the same force and effect as if all the terms, provisions, covenants, conditions, uses and trusts of, and all

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the recitals and statements in, the Indenture were herein again set forth at length and the entire Indenture as hereby amended and restated were herein set forth at length as one new instrument.

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IN TESTIMONY WHEREOF, Baltimore Gas and Electric Company and Constellation Power Source Generation, Inc. have caused these presents to be signed in their corporate name by their President or Vice-President; and the Bankers Trust Company has also caused these presents to be signed in its corporate name by its President or a Vice-President; all as of the day and year first above written.

BALTIMORE GAS AND ELECTRIC COMPANY

By:	/s/ David A. Brune
	Name:	David A. Brune
	Title:	Vice President

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY that on this 26th day of June, 2000, before me, the subscriber, a Notary Public of the State of Maryland aforesaid, personally appeared David A. Brune of Baltimore Gas and Electric Company, and on behalf of the said corporation did acknowledge the foregoing instrument to be the act and deed of Baltimore Gas and Electric Company.

IN TESTIMONY whereof I have hereunto set my hand and Notarial Seal on the day and year aforesaid.

Notary Public

My Commission Expires: 5/1/2002

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CONSTELLATION POWER SOURCE GENERATION, INC.

By:	/s/ Charles W. Shivery
	Name:	Charles W. Shivery
	Title:	President

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY that on this 26th day of June, 2000, before me, the subscriber, a Notary Public of the State of Maryland aforesaid, personally appeared Charles W. Shivery of Constellation Power Source Generation, Inc., and on behalf of the said corporation did acknowledge the foregoing instrument to be the act and deed of Constellation Power Source Generation, Inc.

IN TESTIMONY whereof I have hereunto set my hand and Notarial Seal on the day and year aforesaid.

Notary Public

My Commission Expires: 5/1/2002

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BANKERS TRUST COMPANY

By:	/s/ Jackie Bartnick
	Name:	Jackie Bartnick
	Title:	Vice President

STATE OF NEW YORK:
} SS:
COUNTY OF NEW YORK:

I HEREBY CERTIFY, that on this 22nd day of June, 2000, before me, the subscriber, a Notary Public of the State of New York, in and for the County of New York aforesaid, personally appeared Jackie Bartnick, Vice President of Bankers Trust Company, and on behalf of the said corporation did acknowledge the foregoing instrument to be the act and deed of Bankers Trust Company; and at the same time such Vice President, for and on behalf of said corporation, made oath in due form of law that the consideration stated in the foregoing supplemental indenture is true and bona fide as therein set forth, and also that he is a Vice President and agent of the said Bankers Trust Company, Trustee, grantee in the foregoing instrument and duly authorized to make this affidavit.

IN TESTIMONY WHEREOF, I have hereunto set my hand and Notarial Seal on the day and year aforesaid.

Notary Public

My Commission Expires:

Tracy A. Salzmann
Notary Public, State of New York
Registration #01SA6040727
Qualified In New York County
My Commission Expires April 24, 2002

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CERTIFICATE OF RESIDENCE

Bankers Trust Company, Mortgagee and Trustee within named, hereby certifies that its precise residence is 130 Liberty Street, in the Borough of Manhattan, in the City of New York, in the State of New York.

BANKERS TRUST COMPANY

By:
Vice President

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CERTIFICATE

This is to certify that the foregoing instrument has been prepared under my supervision. I am an attorney duly admitted to practice before the Court of Appeals of Maryland.

/s/ Donna M. Levy
Donna M. Levy

June 26, 2000

Key Title LLC
35 Fulford St
Bel Air, MD 21014
410-803-4800

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BALTIMORE GAS AND ELECTRIC COMPANY

TO

BANKERS TRUST COMPANY, Trustee

SUPPLEMENTAL INDENTURE

THIS SUPPLEMENTAL INDENTURE, made June 26, 2000, effective as of July 1, 2000, by and among BALTIMORE GAS AND ELECTRIC COMPANY (name changed from CONSOLIDATED GAS ELECTRIC LIGHT AND POWER COMPANY OF BALTIMORE on April 4, 1955), a corporation duly created and organized under the law of the State of Maryland, hereinafter called “BGE”, CALVERT CLIFFS NUCLEAR POWER PLANT, INC., a corporation duly created and organized under the laws of the State of Maryland, hereinafter called “CCI”, and BANKERS TRUST COMPANY, a corporation duly created and organized under the law of the State of New York, having its principal office and place of business at Four Albany Street, Borough of Manhattan, The City of New York, hereinafter called the “Trustee.”

WHEREAS, BGE heretofore duly executed, acknowledged and delivered to the Trustee (a) an indenture of mortgage or deed of trust dated February 1, 1919 (which instrument, as amended, restated and/or supplemented by seventy-four supplemental indentures and this supplemental indenture, is hereinafter called the “Indenture”), which has been duly recorded in the various Maryland and Pennsylvania counties in which BGE owns real property and (b) seventy-four supplemental indentures which have been duly recorded, as necessary, in the various Maryland counties in which BGE owns real property (with respect to personal property and fixtures located in Maryland now owned or hereafter acquired by BGE, the lien of the Indenture has been perfected as a security interest under the Maryland Uniform Commercial Code, by recording and indexing a financing statement in the office of the Maryland State Department of Assessments and Taxation); and certain of the aforesaid supplemental indentures have been duly recorded, as necessary, in the various Pennsylvania counties in which BGE owns real property (with respect to personal property and fixtures located in Pennsylvania, now owned or hereafter acquired by BGE, the lien of the Indenture has been perfected as a security interest under the Pennsylvania Uniform Commercial Code by filing a financing statement in the office of the Secretary of the Commonwealth of the Commonwealth of Pennsylvania); and

WHEREAS, By the Indenture it is among other things provided, in Section 9 of Article III thereof, that from time to time BGE, when authorized by a resolution of its Board of Directors, and the Trustee, may, subject to the provisions of the Indenture, execute, acknowledge and deliver indentures supplemental thereto, which thereafter shall form a part thereof, for the purpose (among others) of conveying, assuring or confirming to, or vesting in, the Trustee additional property now owned or hereafter acquired pursuant to Section 7 of Article I or Section 2 of Article III of the Indenture, adding to the covenants of BGE in the Indenture for the protection of the holders of the Securities, making provisions for the redemption before maturity of any bonds thereafter to be issued thereunder, or making such provision, not inconsistent with the Indenture, as may be necessary or desirable with respect to matters or questions arising thereunder; and

WHEREAS, BGE has determined, that in light of the deregulation of its generation assets pursuant to Maryland law and an order issued by the Maryland Public Service Commission, to transfer to CCI all of its right, title and interest in its nuclear generation assets and the assets and properties of BGE used or held for use principally in connection with the operation of its nuclear generation assets as the same shall exist as of the date of this supplemental indenture, subject to the lien currently existing on such assets as evidenced by this Indenture, and BGE, CCI and the Trustee are willing so to execute, acknowledge and deliver this supplemental indenture for the purposes aforesaid; and

WHEREAS, No actual consideration is payable with respect to this supplemental indenture and the amount of debt allowed to be issued under the Indenture is not increased by this supplemental indenture; and

WHEREAS, Except as set forth herein, this supplemental indenture is not intended to and will not supersede or replace or satisfy or in any manner affect the liens or security interests previously granted and conveyed to the Trustee by the Indenture; and this supplemental indenture shall have no effect on the priority of the liens or security interests that the Indenture places on the property of BGE; and

WHEREAS, Pursuant to a written consent executed by all of the Directors of BGE as provided by law dated April 24, 2000, this supplemental indenture was authorized to be executed, acknowledged and delivered on behalf of BGE.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That, in order to secure the payment of the principal of and interest on all such bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and to secure the performance of all the covenants and conditions contained in the Indenture, as supplemented by this supplemental indenture, and to declare the terms and conditions upon which said bonds are issued, or to be issued, and secured under the Indenture, BGE, for adequate consideration, the receipt whereof is hereby acknowledged, has executed and delivered these presents and hereby ratifies, approves and confirms the Indenture in all respects as fully as if all the terms, provisions, covenants and conditions thereof were herein again set forth at length, as supplemented hereby, and has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and granted a security interest therein, and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm, and grant a security interest therein unto Bankers Trust Company, and unto its successors and assigns forever, all and singular the premises, property and franchises of BGE other than as excepted in the Indenture, now owned or hereafter acquired in Maryland or Pennsylvania.

TOGETHER with all the rights, privileges and appurtenances to any of said premises, property and franchises belonging or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues, income and profits thereof, and all the estate, right, title and interest which BGE now has or may hereafter acquire therein or thereto or in or to any part thereof.

TO HAVE AND TO HOLD, All and singular the said premises, property and franchises, appurtenances, rents, issues, income and profits hereby conveyed, transferred,

assigned and confirmed, or intended so to be, unto the Trustee, its successors and assigns, forever.

IN TRUST, NEVERTHELESS, For the equal and proportionate benefit and security of all holders of the bonds and interest obligations issued or to be issued under the Indenture, and for the enforcement of the payment of said bonds and interest obligations when payable and the performance of and compliance with the covenants and conditions of the Indenture as supplemented by this supplemental indenture, without preference, priority or distinction, as to lien or otherwise of any series of bonds over any other series of bonds, or of any one bond over any other bonds, by reason of priority in the issue or negotiation thereof or otherwise, so that each and every bond issued or to be issued under the Indenture or secured thereby shall have the same right, lien and privilege under the Indenture as supplemented by this supplemental indenture, and so that the principal and interest of every such bond, subject to the terms of the Indenture as so supplemented, be equally and proportionately secured thereby as if all had been duly made, executed, delivered, sold and negotiated simultaneously with the execution and delivery of the Indenture, it being intended that the lien and security of the Indenture shall take effect from the date of the execution and delivery thereof without regard to the time of such actual issue, sale or disposition of said bonds, and as though upon said date all of said bonds had been actually issued, sold and delivered to, and were in the hands of, holders thereof for value.

AND IT IS HEREBY FURTHER COVENANTED AND DECLARED, That all such bonds are issued and certified and delivered, or to be issued and certified and delivered, and the mortgaged premises and property are to be held by the Trustee, subject to the further covenants, conditions, uses and trusts in the Indenture, as supplemented by this supplemental indenture, set forth, and it is agreed and covenanted by BGE and CCI with the Trustee and the respective holders from time to time of bonds issued under the Indenture as follows:

1.                     Pursuant to that certain Agreement Regarding Transfer of Nuclear Assets effective July 1, 2000, between BGE and CCI (the “Transfer Agreement”), BGE has transferred and delivered to CCI all of its right, title and interest in its nuclear generation assets and its assets and properties used or held for use principally in connection with the operation of its nuclear generation assets as the same existed at the time of transfer and as more particularly described in the Transfer Agreement (the “Acquired Assets”). Pursuant to the Transfer Agreement, CCI has acknowledged and agreed that the Acquired Assets transferred to it are subject to the lien of the Indenture and has agreed to be bound to all of the provisions of the Indenture applicable to it as owner of the Acquired Assets.

2.                     In addition to the lien of the Indenture attaching to the Acquired Assets, in accordance with the Transfer Agreement, it also will attach to any Repairs to, or Replacements of, the Acquired Assets. “Repairs” means repairs to the Acquired Assets necessary to keep them operational in the same manner as they were at the time of transfer and that cannot be removed or severed from an Acquired Asset without rendering such asset unfit for the purpose it was used for at the time of transfer. “Replacement” means an actual replacement of an Acquired Asset.

3.              CCI hereby grants a security interest in the Acquired Assets and any Repairs and Replacements thereto, to the Trustee.

4.              The Trustee acknowledges and agrees that the lien of the Indenture only attaches to the Acquired Assets transferred to CCI pursuant to the Transfer Agreement, and any Repairs or Replacements thereto. Notwithstanding any other provisions in the Indenture that may be to the contrary, the lien of the Indenture does not, and will not, attach to any other property, franchises or rights, real, personal or intangible of CCI including, but not limited to, any improvements, additions, or new construction upon the land that do not constitute Repairs or Replacements (the “Unsecured Property”), and the Trustee hereby releases from the lien of the Indenture any such Unsecured Property.

5.              The recitals of fact contained herein shall be taken as the statements of BGE and CCI and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations to the value of the mortgaged property or any part thereof, or as to the title of BGE and CCI thereto, or as to the value or validity of the security afforded thereby and by the Indenture, or as to the value or validity of any securities at any time held under the Indenture, or as to the validity of this supplemental indenture or the Indenture or of the Bonds issued thereunder, and the Trustee shall incur no responsibility, except as otherwise provided in the Indenture, in respect of such matters.

6.              If and to the extent that any provision of this supplemental indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included therein by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control; provided, however, that nothing in this supplemental indenture contained shall be so construed as to relieve BGE or the Trustee of any duty or obligation which it would otherwise have to any holder of any Bond heretofore issued under the Indenture, or so construed as to grant to the Trustee any rights as against any holder of Bonds heretofore issued under the Indenture not granted under said Indenture, and no provision in this supplemental indenture contained shall impair any of the rights of any holder of any Bond heretofore issued under the Indenture.

7.              All of the provisions of this supplemental indenture shall become effective July 1, 2000. This supplemental indenture and all the provisions hereof shall form a part of the Indenture and all references or mention in the Indenture to the Indenture or to any of the terms, provisions, covenants, conditions, uses or trusts thereof or the recitals or statements therein or to the recording, filing or refiling thereof, shall be applicable to the terms, provisions, covenants, conditions, uses and trusts of, and the recitals and statements in, this supplemental indenture and the Indenture as hereby amended and restated, and to the recording, filing and refiling thereof, as fully and with the same force and effect as if all the terms, provisions, covenants, conditions, uses and trusts of, and all the recitals and statements in, the Indenture were herein again set forth at length and the entire Indenture as hereby amended and restated were herein set forth at length as one new instrument.

IN TESTIMONY WHEREOF, Baltimore Gas and Electric Company and Calvert Cliffs Nuclear Power Plant, Inc. have caused these presents to be signed in their corporate name by their President or Vice-President; and the Bankers Trust Company has also caused these presents to be signed in its corporate name by its President or a Vice-President; all as of the day and year first above written.

BALTIMORE GAS AND ELECTRIC COMPANY

By:	/s/ David A. Brune
	Name:	David A. Brune
	Title:	Vice President

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY that on this 26th day of June, 2000, before me, the subscriber, a Notary Public of the State of Maryland aforesaid, personally appeared David A. Brune of Baltimore Gas and Electric Company, and on behalf of the said corporation did acknowledge the foregoing instrument to be the act and deed of Baltimore Gas and Electric Company.

IN TESTIMONY whereof I have hereunto set my hand and Notarial Seal on the day and year aforesaid.

Notary Public

My Commission Expires: 5/1/2002

CALVERT CLIFFS NUCLEAR POWER PLANT, INC.

By:	/s/ Robert E. Denton
	Name:	Robert E. Denton
	Title:	President

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY that on this 26th day of June, 2000, before me, the subscriber, a Notary Public of the State of Maryland aforesaid, personally appeared Robert E. Denton of Calvert Cliffs Nuclear Power Plant, Inc., and on behalf of the said corporation did acknowledge the foregoing instrument to be the act and deed of Calvert Cliffs Nuclear Power Plant, Inc.

IN TESTIMONY whereof I have hereunto set my hand and Notarial Seal on the day and year aforesaid.

Notary Public

My Commission Expires: 5/1/2002

BANKERS TRUST COMPANY

By:	/s/ Jackie Bartnick
	Name:	Jackie Bartnick
	Title:	Vice President

STATE OF NEW YORK:
} SS:
COUNTY OF NEW YORK:

I HEREBY CERTIFY, that on this 22nd day of June, 2000, before me, the subscriber, a Notary Public of the State of New York, in and for the County of New York aforesaid, personally appeared Jackie Bartnick, Vice President of Bankers Trust Company, and on behalf of the said corporation did acknowledge the foregoing instrument to be the act and deed of Bankers Trust Company; and at the same time such Vice President, for and on behalf of said corporation, made oath in due form of law that the consideration stated in the foregoing supplemental indenture is true and bona fide as therein set forth, and also that he is a Vice President and agent of the said Bankers Trust Company, Trustee, grantee in the foregoing instrument and duly authorized to make this affidavit.

IN TESTIMONY WHEREOF, I have hereunto set my hand and Notarial Seal on the day and year aforesaid.

Notary Public

My Commission Expires:	Tracy A. Salzmann
Notary Public, State of New York
Registration #01SA6040727
Qualified In New York County
My Commission Expires April 24, 2002

CERTIFICATE OF RESIDENCE

Bankers Trust Company, Mortgagee and Trustee within named, hereby certifies that its precise residence is 130 Liberty Street, in the Borough of Manhattan, in the City of New York, in the State of New York.

BANKERS TRUST COMPANY

By:
Title: Vice President

CERTIFICATE

This is to certify that the foregoing instrument has been prepared under my supervision. I am an attorney duly admitted to practice before the Court of Appeals of Maryland.

/s/ Donna M. Levy
Donna M. Levy

June 26, 2000